EXHIBIT 99.1

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment”), dated as of December 1, 2005, to the Credit Agreement, dated as of December 1, 2004, by and among MeadWestvaco Corporation, a Delaware corporation, the Banks party thereto, The Bank of New York, as Administrative Agent, JPMorgan Chase Bank, National Association and Citibank, N.A., as Syndication Agents, Bank of America, N.A. and Barclays Bank PLC, as Documentation Agents, Bank of Tokyo-Mitsubishi Trust Company, ING Capital LLC, UBS AG, Stamford Branch and Wachovia Bank, National Association, as Managing Agents, and Commerzbank AG, New York and Grand Cayman Branches, Sumitomo Mitsui Banking Corporation, SunTrust Bank and William Street Commitment Corporation, as Co-Agents, (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

RECITALS

I. The parties hereto desire to amend the Credit Agreement to reduce the aggregate Commitments, extend the Maturity Date, and change the pricing, all to the extent set forth herein and subject to the terms and conditions hereof.

II. Unless the context otherwise requires, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Accordingly, in consideration of the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. The first paragraph and the table appearing in the defined term “Applicable Percentage” contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Applicable Percentage” means (i) with respect to Committed Euro-Dollar Borrowings, Committed Alternate Currency Borrowings, Swingline Loans and the fee referred to in Section 2.8(c)(i), at all times during which the applicable Pricing Level set forth below is in effect, the percentage set forth below for such Pricing Level under the heading “Applicable Percentage and LC Fee”, (ii) with respect to the fee referred to in Section 2.8(a), at all times during which the applicable Pricing Level set forth below is in effect, the percentage set forth below for such Pricing Level under the heading “Facility Fee Rate”, and (iii) with respect to the fee referred to in Section 2.8(b), at all times during which the applicable Pricing Level set forth below is in effect, the percentage set forth below for such Pricing Level under the heading “Utilization Fee Rate”:

Pricing Levels	Applicable Percentage and LC Fee	Facility Fee Rate	Utilization Fee Rate
I	0.180%	0.070%	0.100%
II	0.220%	0.080%	0.100%
III	0.310%	0.090%	0.100%
IV	0.400%	0.100%	0.100%
V	0.500%	0.125%	0.100%
VI	0.600%	0.150%	0.125%
VII	0.800%	0.200%	0.125%

2. The defined term “Commitment” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the word “hereof” contained therein and inserting in its place the words “to Amendment No. 1 to this Credit Agreement”.

3. The defined term “Maturity Date” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the date “December 1, 2009” contained therein and inserting in its place the date “December 1, 2010”.

4. Section 2.8(b) of the Credit Agreement is hereby amended by deleting the percentage “0.125%” appearing therein and inserting the words “the Applicable Percentage” in its place.

5. Paragraphs 1 through 4 hereof shall not be effective unless and until the Administrative Agent shall have received from each Person listed on the signature pages hereto either (a) a counterpart of this Amendment signed on behalf of such Person or (b) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment.

6. The Borrower hereby (i) reaffirms and admits the validity and enforceability of each Loan Document and its obligations thereunder, and agrees and admits that it has no defense to or offset against any such obligation, and (ii) represents and warrants that no Default has occurred and is continuing and that all of the representations and warranties contained in the Loan Documents are true and correct, except as the context thereof otherwise requires and except for those representations and warranties which by their terms or by necessary implication are expressly limited to a state of facts existing at a time prior to the date hereof, or such other matters relating thereto as are identified in a writing to the Administrative Agent and the Lenders and are satisfactory to the Administrative Agent and the Lenders.

7. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

8. Each Loan Document shall in all other respects remain in full force and effect.

9. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

MEADWESTVACO CORPORATION

AMENDMENT NO. 1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

MEADWESTVACO CORPORATION

By:	/s/ Robert E. Birkenholz
Name:	Robert E. Birkenholz
Title:	Treasurer

MEADWESTVACO CORPORATION

AMENDMENT NO. 1

Commitment: $66,000,000	THE BANK OF NEW YORK, as a Bank, as an Issuing Bank and as the Administrative Agent

	By:	/s/ Ken Sneider
	Title:	Vice President

		Address:	One Wall Street, 22nd Floor New York, New York 10286 Attention: Kenneth P. Sneider, Jr.
		Facsimile:	(212) 635-1480

with a copy to

		Address:	One Wall Street, 18th Floor
New York, New York 10286
Attention: Susan Baratta
		Facsimile:	(212) 635-6365, 6366 or 6367

MEADWESTVACO CORPORATION

AMENDMENT NO. 1

Commitment: $66,000,000	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Bank, as an Issuing Bank and as a Syndication Agent

	By:	/s/ Peter S. Predun
	Title:	Vice President

MEADWESTVACO CORPORATION

AMENDMENT NO. 1

Commitment: $66,000,000	CITIBANK, N.A., as a Bank, as an Issuing Bank and as a Syndication Agent

	By:	/s/ George Van
	Title:	Managing Director

MEADWESTVACO CORPORATION

AMENDMENT NO. 1

Commitment: $63,000,000	BANK OF AMERICA, N.A., as a Bank, as an Issuing Bank and as a Documentation Agent

	By:	/s/ Andrew Stinson
	Title:	Vice President

MEADWESTVACO CORPORATION

AMENDMENT NO. 1

Commitment: $63,000,000	BARCLAYS BANK PLC, as a Bank, as an Issuing Bank and as a Documentation Agent

	By:	/s/ David Barton
	Title:	Associate Director

MEADWESTVACO CORPORATION

AMENDMENT NO. 1

Commitment: $52,500,000	BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a Bank and as a Managing Agent

	By:	/s/ K. Ossolinski
	Title:	Vice President

MEADWESTVACO CORPORATION

AMENDMENT NO. 1

Commitment: $52,500,000	ING CAPITAL LLC, as a Bank and as a Managing Agent

	By:	/s/ Gil Kirkpatrick
	Title:	Director

MEADWESTVACO CORPORATION

AMENDMENT NO. 1

Commitment: $52,500,000	UBS LOAN FINANCE, LLC

	By:	/s/ Marc Sileo
	Title:	Associate Director, Banking Products Services, US

	By:	/s/ Toba Lunbantobing
	Title:	Associate Director, Banking Products Services, US

MEADWESTVACO CORPORATION

AMENDMENT NO. 1

Commitment: $52,500,000	WACHOVIA BANK, NATIONAL ASSOCIATION, as a Bank and as a Managing Agent

	By:	/s/ Andrew Phelps
	Title:	Vice President

MEADWESTVACO CORPORATION

AMENDMENT NO. 1

Commitment: $35,250,000	COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Bank and as a Co-Agent

	By:	/s/ Subash R. Viswanathan
	Title:	Senior Vice President

	By:	/s/ Barbara Peters
	Title:	Assistant Treasurer

MEADWESTVACO CORPORATION

AMENDMENT NO. 1

Commitment: $35,250,000	SUMITOMO MITSUI BANKING CORPORATION, as a Bank and as a Co-Agent

	By:	/s/ David A. Buck
	Title:	Senior Vice President

MEADWESTVACO CORPORATION

AMENDMENT NO. 1

Commitment: $35,250,000	SUNTRUST BANK, as a Bank and as a Co-Agent

	By:	/s/ Stacy Lewis
	Title:	Vice President

MEADWESTVACO CORPORATION

AMENDMENT NO. 1

Commitment: $35,250,000	WILLIAM STREET COMMITMENT CORPORATION, as a Bank and as a Co-Agent

	By:	/s/ Mark Valton
	Title:	Assistant Vice President

MEADWESTVACO CORPORATION

AMENDMENT NO. 1

Commitment: $30,000,000	THE NORTHERN TRUST COMPANY

	By:	/s/ Lisa McDermott
	Title:	Vice President

MEADWESTVACO CORPORATION

AMENDMENT NO. 1

Commitment: $22,500,000	THE BANK OF NOVA SCOTIA

	By:	/s/ Todd Meller

MEADWESTVACO CORPORATION

AMENDMENT NO. 1

Commitment: $22,500,000	THE ROYAL BANK OF SCOTLAND, PLC

	By:	/s/ Robert W. Casey, Jr.
	Title:	Senior Vice President

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